THIRD AMENDMENT TO AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and
entered into as of this    day of April, 1997, by and between GATEWAY COASTAL
PROPERTIES, INC., a California corporation (the "Purchaser") and TYSONS CORNER LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                             W I T N E S S E T H:

     WHEREAS, Seller and RREEF America L.L.C., a Delaware limited liability company ("RREEF") are parties to that certain Agreement of Sale, dated March 11, 1997, which Agreement has been amended pursuant to (i) a letter amendment executed by Seller and RREEF as of March 12, 1997, and (ii) a Second Amendment to Agreement of Sale executed by Seller and RREEF as of March 20, 1997 (collectively, the "Agreement"):

     WHEREAS, RREEF assigned all of its rights and obligations as Purchaser under the Agreement of Sale to Purchaser, pursuant to an Assignment and Assumption of Agreement and Purchase of Sale, dated as of March 21, 1997, between RREEF and Purchaser; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. With respect to Paragraph 8 of the Agreement, the Closing Date is hereby changed from April 16, 1997 to April 22, 1997.

3. With respect to Paragraph 26.4 of the Agreement, the date for Seller's delivery of Tenant Certificates or Seller Tenant Certificates from non-Major Tenants is hereby changed from April 10, 1997 to April 15, 1997.

4. Purchaser hereby acknowledges that Seller has satisfied its obligation to deliver to Purchaser a Tenant Certificate from Major Tenant, and each such Tenant Certificate has been reviewed and approved by Purchaser; provided that, with respect to the Tenant Certificate from Deltek Systems, Inc., Seller agrees to escrow the amount of $13,867 with the Title Insurer until such time as Deltek delivers notice to Purchase that such dispute has been resolved.

5. Seller hereby confirms that the issue raised in Section 9 of the Manpower estoppel regarding the installation of new carpeting refers to the same issue raised as an outstanding tenant improvement for Manpower (in the maximum amount of $5000) on Exhibit N to the Agreement.

6. Except as amended and modified hereby, the Agreement shall be and remain unmodified and in full force and effect in accordance with its terms, and each and every one of its provisions, as amended and modified by this Amendment, are hereby adopted, ratified and affirmed. In the event of any conflict between the Agreement, or any other document, and this Amendment, the terms, conditions and provisions hereof shall govern.
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7.  This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                         PURCHASER:

                         GATEWAY COSTAL PROPERTIES, INC. a California corporation

                         By:  /s/Margaret O. Shuler
                              ------------------------------
                         Name: Margaret O. Shuler
                              ------------------------------
                         Its: Vice President & Secretary
                              ------------------------------


                         SELLER:

                         TYSONS CORNER LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  /s/John K. Powell, Jr.
                              ------------------------------
                         Name: John K. Powell, Jr.
                              ------------------------------
                         Its: Senior Vice President
                              ------------------------------
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